UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) the possibility that the sale of Union Bank will not be completed within the expected time frame, whether due to delays in receipt of regulatory approval for the transaction or the purchaser’s inability to obtain all of the financing it needs to enable it to pay the purchase price; (2) the possibility that the loss of future income from Union Bank will have a greater impact on our overall earnings per share than we currently anticipate, whether due to our realizing less income than we expect to realize from the loans we will repurchase from Union Bank prior to closing and on our investments of the Union Bank sale proceeds, or due to unfavorable market conditions or other factors impeding our planned stock repurchase activity; (3) the possibility that the actual impact on the Company’s earnings and earnings per share for the fourth quarter of 2007 and for 2008 resulting from the termination of service of Mr. Rieser, as discussed in Note 13- Subsequent Events, will be outside the estimates set forth in this report, whether due to actual benefit amounts to be provided to Mr. Rieser differing from current actuarial estimates of such amounts, or otherwise; (4) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames; (5) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (6) competitive pressures among depository institutions; (7) interest rate movements and their impact on customer behavior and net interest margin; (8) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; (18) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (19) the impact of the guidance prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 13, 2007 NASDAQ: MBFI Sandler O’Neill + Partners, L.P. ’s East Coast Financial Services Conference

When used in this press release and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) the possibility that the sale of Union Bank will not be completed within the expected time frame, whether due to delays in receipt of regulatory approval for the transaction or the purchaser's inability to obtain all of the financing it needs to enable it to pay the purchase price; (2) the possibility that the loss of future income from Union Bank will have a greater impact on our overall earnings per share than we currently anticipate, whether due to our realizing less income than we expect to realize from the loans we will repurchase from Union Bank prior to closing and on our investments of the Union Bank sale proceeds, or due to unfavorable market conditions or other factors impeding our planned stock repurchase activity; (3) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames; (4) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; (17) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (18) the impact of the guidance prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Who Are We? Financial profile1: $8.0bn in assets $5.4bn in loans $5.6bn in deposits $77mm in net income2 Rapidly growing Commercial Bank serving middle market companies: Over 85 calling officers with 20+ years average experience Retail and wealth management business lines support our commercial bank Expanding, desirable branch network 68 full service Chicagoland branches Strategically located to have access to 79% of middle market companies 4th largest Chicago-based bank Opportunistic acquisitions add scale, capabilities and market share Chicago MSA 1 As of September 30, 2007. 2 Annualized as of September 30, 2007.

MB Financial Snapshot (Dollars in millions, except per share data) 1 See “Non-GAAP Disclosure Reconciliations.” 2 Year-to-date 2007 annualized. 2000 3Q 2007 Change Balance Sheets Assets $3,287 $8,000 143.38 % Loans 1,894 5,383 184.21 Deposits 2,371 5,550 134.08 Income Statements Net income 2 $26.50 $76.83 189.92 % Fully diluted EPS 2 1.01 2.09 106.93 Performance Ratios Return on equity 9.58% 9.04% -0.54 % Cash return on tangible equity ¹ 12.79 17.47 4.68 Net interest margin - FTE ¹ 3.74 3.33 -0.41 Efficiency ratio 65.90 60.74 -5.16 Non-performing loan ratio 0.85 0.44 -0.41

Commercial Banking Largest, most developed business unit, drives company performance Loans to middle-market companies with revenues ranging from $5 to $100mm Treasury Management products for all company sizes Double digit organic growth every year Focused on: Middle-market business financing Treasury management Real estate investor, construction, developer financing Lease banking 1 FOBB merger added $632mm in commercial-related loans. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 17%. $826 $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,766 $718 $717 $775 $848 $944 $1,039 $1,413 $1,715 $1,544 $1,798 $1,965 $2,264 $2,653 $3,016 $4,481 $4,069 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2000 2001 2002 2003 2004 2005 2006 2007 YTD Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate)

Credit Quality Excellent, stable, predictable Improving non-performing loan ratios Loans are granular – typical size is $5 to $10 million Net Charge-offs to Average Loans 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2000 2001 2002 2003 2004 2005 2006 2007 0.16% 0.45% 0.31% 0.39% 0.25% 0.24% 0.24% 0.24% Annualized Allowance vs. NPL to Total Loans 1.14% 1.19% 1.19% 1.38% 1.42% 1.27% 1.33% 1.22% 0.44% 0.43% 0.85% 0.83% 0.79% 0.92% 0.71% 0.58% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2000 2001 2002 2003 2004 2005 2006 2007 YTD Allowance to Total Loans NPL to Total Loans

Diversified Loan Portfolio Commercial Loans by Industry Type ($4.5 bn) Loan Portfolio Composition ($5.4 bn) As of September 30, 2007 Includes Lease Loans. 1 Wholesalers 5% Retailers 2% Miscellaneous 10% Other Real Estate Industries 4% Real Estate Developers 17% Non-residential Building Operators 11% Residential Building Operators 6% Private Households 16% Finance and Insurance 7% Services 11% Manufacturing 11% Construction 16% Commercial Real Estate 36% Commercial 31% Residential, Consumer and Indirect 17%

Retail Banking Retail Banking provides much of the funding for our commercial lending business Provides 66% of our deposits Generates 17% of our loans Excellent Chicagoland branch footprint Key differentiation attributes Convenience – Extended branch hours and open 7 days/week in most branches ATM Freedom – Qualifying customers can use any ATM in the world at no cost Extended deposit cut-off times – Accelerates cash availability 2007 objectives Grow low cost account balances Improve deposit mix 1 1 FOBB merger added $1.9 billion in deposits. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 13%. $391 $431 $456 $552 $623 $641 $924 $847 $447 $496 $490 $620 $713 $636 $1,041 $1,336 $311 $325 $352 $448 $523 $469 $407 $1,079 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,551 $272 $615 $570 $409 $474 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 2006 2007 YTD Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing $2,372 $3,906 $3,699 $3,176 $2,577 $2,780 $5,550 $5,581

Wealth Management Private Banking Targets wealthy individuals and business owners Rapidly growing, with profitability metrics similar to Commercial Banking Asset Management and Trust Target market Wealthy individuals Middle market business owners and their families Illinois police and fire retirement funds Guardianships Growing; with increased scale has improved profitability Vision Investment Services Focused on providing brokerage services through our branch network Recently sold third-party component Improving profitability 1 FOBB merger added $1.2 billion in assets under management. 1 $0.6 $0.7 $3.2 $0.7 $1.4 $1.5 $1.7 $3.1 $0.2 $0.4 $0.3 $0.2 $0.6 $0.6 $0.8 $1.2 $0.9 $2.0 $2.1 $0.9 $0.8 $0.5 $0.4 $1.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2000 2001 2002 2003 2004 2005 2006 2007 YTD Assets Under Management (Billions) Managed Assets Non-Discretionary Assets

Chicago’s Attractive Market Opportunity Total # banks/thrifts 259 53 39 161 134 57 79 137 55 52 Avg. deposits per bank/thrift ($mm) 1,035 1,666 1,680 394 386 720 541 272 556 482 # banks/thrifts > 1% share 16 11 14 8 17 17 14 22 13 16 Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2007. Includes pending acquisitions through November 6, 2007. The Opportunity The $101bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety $268bn $63bn $52bn $41bn $43bn $37bn $25bn 37.7% 10.6% 10.7% 23.9% 39.1% 22.8% 17.9% 43.3% 13.0% 17.6% 40.2% 61.4% 53.2% 62.9% 36.2% 56.7% 59.1% 26.3% 60.3% 51.6% $31bn $61bn $88bn Chicago Detroit Cleveland Minneapolis St. Louis Milwaukee Cincinnati Kansas City Columbus Indianapolis Top 3 4-5 6-10 > 10

Strong Position in the Nation’s Least Consolidated Major Market Source: SNL DataSource. Data as of June 30, 2007. Includes pending acquisitions through November 6, 2007. Chicago MSA Rankings Market Share of Top 3 in the Ten Largest U.S. MSAs 40.2% 40.9% 41.4% 44.5% 45.8% 46.0% 53.1% 54.1% 58.1% 59.5% 0% 20% 40% 60% 80% Chicago Los Angeles Miami Philadelphia Washington New York Dallas Boston San Francisco Atlanta ` Rank Institution Branches Total Deposits in Market ($mm) Total Market Share (%) 1 Bank of America 198 39,100 14.6 2 JPMorgan Chase 351 38,956 14.5 3 Harris (Bank of Montreal) 202 29,738 11.1 4 National City 133 10,748 4.0 5 Northern Trust 19 8,950 3.3 6 Fifth Third 150 8,444 3.2 7 Corus Bankshares 14 8,399 3.1 8 Charter One (Royal Bank of Scotland) 133 7,828 2.9 9 Citigroup 68 7,551 2.8 10 Wintrust Financial 73 7,219 2.7 11 MB Financial 67 5,408 2.0 12 First Midwest 89 5,185 1.9 13 FBOP 33 3,306 1.2 14 TCF Financial 208 3,119 1.2 15 Metropolitan Bank Group 83 2,766 1.0 All Other Institutions 81,439 30.4 MSA Total 3,268 268,158 100.0

Disciplined Acquiror and Experienced Integrator Chicago is the least consolidated of the nation’s top 10 MSAs Strive to be the “partner of choice” for sellers Look for mutual win situations The Opportunity Strong Track Record 1 P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). Target Acquisition Date Asset Size ($mm) Disciplined Pricing. Median Statistics for Above Transactions First Oak Brook Aug ’06 $2,362 First Security Fed May ’04 567 South Holland Feb ’03 560 LaSalle Leasing Aug ’02 92 Lincolnwood Apr ’02 228 FSL Holdings Apr ’01 222 P / E Stated 17.4x P / E Adjusted1 9.7x Price / Book 1.4x Premium / Core Deposits 6.9% 1st Year EPS Accretion 3.5%

Consistent Financial Performance Excludes merger charge of $22.7 million. See "Non-GAAP Disclosure Reconciliations" on page 18. Cash ROTCE 12.8% 12.9% 16.8% 18.4% 19.5% 18.2% 17.0% 17.5 % NIM / Fed Funds rate Net Income ($mm) --- Fed Funds Long-term success managing our net interest margin 2006-2007 margin negatively impacted by tightening spreads on loans and deposits due to competitive pressures in Chicago market and FOBB merger 1 2 1 2 $26.5 $30.0 $52.6 $63.1 $64.8 $67.1 $76.8 $45.8 3.33% 3.51% 3.74% 3.77% 3.79% 3.99% 3.71% 3.74% $0 $10 $20 $30 $40 $50 $60 $70 $80 2000 2001 2002 2003 2004 2005 2006 2007 Annualized as of 9/30/07 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Net Income NIM

Composition of Total Revenue through September 30, 2007 Fee Income1 30.6% of Total Revenue1 Focus on growing fee income Diversification of revenue streams is important to us Likely expansion areas include deposit fees, trust and asset management, leasing and merchant card processing Net Interest Income 69.4% of Total Revenue1 Deposit Service Fees 7.6% Lease Financing Revenues 5.1% Brokerage Fees 3.4% Trust and Asset Mgmt Fees 3.7% Merchant Processing Fees 5.3% All Other Fees 5.5%1 1 Excludes loss on sale of securities and gain on sale of other assets.

Operating Efficiency Net Non-interest Expense to Average Assets Efficiency Ratio Striving to cut expenses and improve our operating leverage FOBB cost savings are in place Shedding excess properties / non-core businesses Net Non-interest Expense annualized as of September 30, 2007 1 1 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2000 2001 2002 2003 2004 2005 2006 2007 Annualized 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% Efficiency Ratio Net Non-interest Expense to Average Asset Ratio

Key Investment Considerations Build Commercial Banking market share Strategy Implementation Add Commercial lenders Add Private Bankers Hire recent college graduates for training program Emphasize Commercial Banking in branding Grow fee income and diversify revenue streams Improve operating leverage Build Wealth Management profitability Acquire opportunistically Enhance Leasing and Brokerage contribution Improve facilities management Improve vendor management Improve operating procedures 11% EPS growth 17% average cash ROTCE 3.70% average NIM 29bps average charge-off ratio Results since 2000

Non-GAAP Disclosure Reconciliations These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis. Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity. The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity. Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit. We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: (dollars in thousands)

Non-GAAP Disclosure Reconciliations 2000 2001 2002 2003 2004 2005 2006 3Q 2007 Net income, as reported 26,548 $ 29,951 $ 45,829 $ 52,567 $ 63,128 $ 64,754 $ 67,114 $ 57,467 $ Plus: Intangible amortization, net of tax 3,022 3,212 631 754 660 645 1,281 1,711 Cash earnings 29,570 $ 33,163 $ 46,460 $ 53,321 $ 63,788 $ 65,399 $ 68,395 $ 59,178 $ Average stockholders’ equity 263,917 $ 290,120 $ 319,376 $ 362,151 $ 435,419 $ 492,513 $ 627,069 $ 849,626 $ Less: Goodwill 27,634 30,439 40,773 67,391 101,314 123,879 213,874 379,047 Less: Other intangible assets, net of tax 5,049 2,082 1,914 4,692 7,453 8,496 11,901 17,812 Average tangible stockholders’ equity 231,234 $ 257,599 $ 276,689 $ 290,068 $ 326,652 $ 360,138 $ 401,294 $ 452,767 $ Cash Return on Tangible Equity 12.79% 12.87% 16.79% 18.38% 19.53% 18.16% 17.04% 17.47% 2000 2001 2002 2003 2004 2005 2006 3Q 2007 Net interest margin 3.64% 3.62% 3.93% 3.71% 3.67% 3.62% 3.40% 3.21% Plus: Tax equivalent effect 0.10% 0.08% 0.06% 0.08% 0.10% 0.12% 0.11% 0.12% Net interest margin, fully tax equivalent 3.74% 3.71% 3.99% 3.79% 3.77% 3.74% 3.51% 3.33%

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 13, 2007 NASDAQ: MBFI Sandler O’Neill + Partners, L.P. ’s East Coast Financial Services Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of November, 2007.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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